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                                                                   Exhibit 10.26

  Amendments to Executive Deferred Compensation Plan of U.S. Trust Corporation
                 As Amended and Restated effective July 1, 1997

      RESOLVED that Section 5 (d)(v) of the Plan is hereby amended effective April 28, 1998 by replacing the reference to "15 days" with "2 business days".

      RESOLVED that Section 6(c) and (d) of the Plan is hereby amended effective January 1, 1998 by replacing the reference to "10 annual installments" with "5 10 or 15 annual installments".